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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2001


                                  A.S.V., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                    0-25620                  41-1459569
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
           incorporation)                                    Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434


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Item 5. Other Events.

     On September 24, 2001, A.S.V., Inc. ("ASV") issued a press release disclosing a reduction in its expected net sales and net earnings for third quarter 2001, fiscal 2001 and fiscal 2002. ASV also announced the implementation of a stock buy-back program whereby ASV my repurchase up to $5 million of its common stock on the open market. In addition, the press release contained information regarding a conference call to be held September 24, 2001 during which ASV intends to discuss the items described in the press release.

     For additional information, see the press release included as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit     Description of Exhibit
         -------     ----------------------
         99          Press release dated September 24, 2001

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 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 24, 2001


                                       A.S.V., INC.


                                       By: /s/ Gary Lemke
                                          --------------------------------------
                                           Its: President





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated September 24, 2001